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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): DECEMBER 16, 2002
                                                  -----------------



                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE           0 - 32093              91-2022980
          ----------           ---------              ----------
       (State or other        (Commission          (I.R.S. Employer
        Jurisdiction          File Number)         Identification No.)
      of incorporation)



          1601 ALTON PARKWAY, UNIT B, IRVINE, CALIFORNIA            92606
          --------------------------------------------------        -----
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:        949.757.0855
                                                         ---------------


                                      NONE
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS.

          Exhibit  No.          Description
          ------------          -----------
           99.1                 Certification  of  CEO  and  Principal Financial Officer pursuant to 18
                                U.S.C.  Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley
                                Act  of  2002
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ITEM  9.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On  December  16,  2002,  the  Chief  Executive  Officer and Principal Financial
Officer, Tom Pascoe, of HiEnergy Technologies, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of the Certification is attached hereto as an Exhibit (Exhibit No. 99.1).













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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HIENERGY TECHNOLOGIES, INC.



Date:    December 16, 2002          By:     /s/ Tom Pascoe
      -----------------------          ----------------------------------
                                       Tom Pascoe
                                       Chief Executive Officer and President








                                        3

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


                                  EXHIBIT INDEX

Exhibit  No.         Description
------------         -----------
99.1                 Certification  of  CEO  and  Principal Financial Officer pursuant to 18
                     U.S.C.  Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley
                     Act  of  2002















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